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                                         SECOND AMENDED AND RESTATED UNDERTAKING


                                                                    EXHIBIT 10.4







                SECOND AMENDED AND RESTATED UNDERTAKING AGREEMENT

                            Dated as of May 23, 2002

                                     made by

                                 WORLDCOM, INC.

                                 as the Parent,
                                 --------------

                                   in favor of

                          THE PURCHASERS NAMED HEREIN,

                             THE BANKS NAMED HEREIN,

                        THE MANAGING AGENTS NAMED HEREIN,

                                       and

                              JPMORGAN CHASE BANK,

                             as Administrative Agent
                             -----------------------

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                                TABLE OF CONTENTS

PRELIMINARY STATEMENTS ........................................................1
SECTION 1.  Unconditional Undertaking..........................................2
SECTION 2.  Obligations Absolute...............................................2
SECTION 3.  Waivers and Acknowledgments........................................3
SECTION 4.  Subrogation........................................................3
SECTION 5.  Representations and Warranties.....................................4
SECTION 6.  Covenants..........................................................6
SECTION 7.  Payments Free and Clear of Taxes, Etc..............................8
SECTION 8.  Amendments, Etc....................................................8
SECTION 9.  Addresses for Notices..............................................8
SECTION 10. No Waiver, Remedies................................................8
SECTION 11. Continuing Agreement, Assignments under Amended and Restated
            Receivables Agreements.............................................9
SECTION 12. Entire Agreement...................................................9
SECTION 13. Severability of Provisions.........................................9
SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.............9
SECTION 15. Amendment and Restatement.........................................10






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                SECOND AMENDED AND RESTATED UNDERTAKING AGREEMENT

       SECOND AMENDED AND RESTATED UNDERTAKING AGREEMENT (this "AGREEMENT"), dated as of May 23, 2002, made by WORLDCOM, INC. (the "PARENT"), in favor of CORPORATE ASSET FUNDING COMPANY, INC. ("CAFCO"), CHARTA CORPORATION ("CHARTA" and, together with CAFCO, the "CNAI CONDUITS"), FALCON ASSET SECURITIZATION CORPORATION ("FASC"), JUPITER SECURITIZATION CORPORATION ("JSC" and, together with FASC, the "BANK ONE CONDUITS"), GIRO BALANCED FUNDING CORPORATION ("GBFC"), PARADIGM FUNDING LLC ("Paradigm"), LIBERTY STREET FUNDING CORPORATION ("LIBERTY"), DELAWARE FUNDING CORPORATION ("DELAWARE FUNDING" and, together with CHARTA, CAFCO, FASC, JSC, GBFC, Paradigm and Liberty, the "PURCHASERS"), BANK ONE, NA (Main Office Chicago) ("BANK ONE"), for itself, as Managing Agent for FASC and JSC and the Bank One Conduits' respective successive Assignees, CITIBANK, N.A. ("CITIBANK"), BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH ("BLBCI"), BAYERISCHE LANDESBANK, NEW YORK BRANCH, ("BLBNY"), acting as Managing Agent for GBFC and GBFC's successive Assignees, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH ("WESTLB"), acting for itself and as Managing Agent for Paradigm and Paradigm's successive Assignees, THE BANK OF NOVA SCOTIA ("NOVA SCOTIA"), acting by and through its New York Agency, for itself and as Managing Agent for Liberty and Liberty's successive Assignees, CITICORP NORTH AMERICA, INC. ("CNAI"), for itself and as Managing Agent for CAFCO and CHARTA and the CNAI Conduits' respective successive Assignees, JPMORGAN CHASE BANK ("JPMORGAN" and together with Bank One, Citibank, BLBCI, WestLB and Nova Scotia, the "BANKS"), for itself, as Managing Agent for Delaware Funding and Delaware Funding's successive Assignees (such Managing Agent together with Bank One as Managing Agent for the Bank One Conduits, CNAI as Managing Agent for the CNAI Conduits, BLBNY as Managing Agent for GBFC, WestLB as Managing Agent for Paradigm and Nova Scotia as Managing Agent for Liberty, "MANAGING AGENTS") and as administrative agent (the "ADMINISTRATIVE Agent") for itself, the Purchasers, the Managing Agents, the Group Managing Agents (as defined in the Parallel Purchase Commitment), the Banks and the other Members, the other Owners and the Participants.

       PRELIMINARY STATEMENTS.

       1. The Parent owns, directly or indirectly, all of the issued and outstanding shares of common stock of MCI WORLDCOM Receivables Corporation, a Delaware corporation (the "SELLER") and each of the Originators (as defined in the Amended and Restated Receivables Agreements).

       2. Concurrently herewith, the Seller and the Parent as Servicer are entering into (A) a Third Amended and Restated Receivables Purchase Agreement dated as of date hereof (as amended, supplemented or otherwise modified from time to time, the "PURCHASERS AGREEMENT") with the Purchasers, the Managing Agents, CNAI as Co-Lead Manager, and JPMorgan as Co-Lead Manager and as the Administrative Agent, pursuant to which the Seller may sell to the Purchasers undivided percentage ownership interests in its accounts receivable that were originally owed to the Originators and that have been acquired from time to time by the Seller from each Originator pursuant to an Amended and Restated Receivables Contribution and Sale Agreement dated as of May 23, 2002 (as amended, supplemented or otherwise modified from time to time, the "CONTRIBUTION AND SALE AGREEMENT") among the Seller, each Originator, and the Parent as the Buyer's Servicer and (B) a Second Amended and Restated Receivables Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "BANK AGREEMENT" and, together with the Purchasers Agreement, the "AMENDED AND RESTATED RECEIVABLES AGREEMENTS") with the Banks, the Group Managing Agents party thereto, CNAI as Co-Lead Manager, and JPMorgan as Co-Lead Manager and as the Administrative Agent, pursuant to which the Seller may sell to the Banks undivided percentage ownership interests in its accounts receivable that were originally owed to each Originator and that have been acquired from time to time by the Seller from each Originator pursuant to the Contribution and Sale Agreement.

       3. Terms defined in either Amended and Restated Receivables Agreements or the Contribution and Sale Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in such Amended and Restated Receivables Agreements or the Contribution and Sale Agreement, as applicable.

       4. It is a condition precedent to the effectiveness of each of the Amended and Restated Receivables Agreements that the Parent shall have executed and delivered this Agreement.

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       NOW, THEREFORE, in consideration of the premises, and the substantial direct and indirect benefits to the Parent from the financing arrangements contemplated by the Amended and Restated Receivables Agreements and the Contribution and Sale Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees as follows:

       SECTION 1. UNCONDITIONAL UNDERTAKING. The Parent hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of each of the Purchasers, the Banks and the other Members, the other Owners, the Managing Agents, the Group Managing Agents, the Participants and the Administrative Agent (collectively the "INDEMNIFIED PARTIES") to cause the due and punctual performance and observance by each of (a) the Seller and its successors and assigns, (b) the Servicer (so long as any Affiliate of the Parent is the Servicer) and (c) each of the Originators and each of their respective successors and assigns, in each case of clauses (a), (b) and (c) of all of the terms, covenants, agreements, undertakings and other obligations on the part of the Seller, the Servicer (so long as any Affiliate of the Parent is the Servicer) or each of the Originators, as applicable, to be performed or observed under each of the Amended and Restated Receivables Agreements, the Contribution and Sale Agreement and the other Transaction Documents and the other documents delivered in connection therewith in accordance with the terms thereof, including, without limitation, the obligations to pay when due all monetary obligations of each of the Seller, the Servicer (so long as any Affiliate of the Parent is the Servicer) and the Originators now or hereafter existing under the Amended and Restated Receivables Agreements, the Contribution and Sale Agreement and the other Transaction Documents, whether for Collections received, deemed Collections, Yield, interest, indemnifications, fees, costs, expenses or otherwise (such terms, covenants, agreements, undertakings and other obligations being the "OBLIGATIONS") and undertakes and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Indemnified Parties, or any of them, in enforcing any rights under this Agreement. In the event that the Seller, the Servicer (so long as any Affiliate of the Parent is the Servicer) or any of the Originators shall fail in any manner whatsoever to perform or observe any of its Obligations when the same shall be required to be performed or observed, then the Parent shall itself duly and punctually perform or observe, or cause to be duly and punctually performed and observed, such Obligation, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that any Indemnified Party shall have first made any request of or demand upon or given any notice to the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators or any of their successors or assigns, or have instituted any action or proceeding against the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators or any of their successors or assigns in respect thereof.

       SECTION 2. OBLIGATIONS ABSOLUTE. The Parent undertakes and agrees that the Obligations will be paid and performed strictly in accordance with the terms of the Transaction Documents and each other document delivered in connection therewith, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Indemnified Party with respect thereto. The obligations of the Parent under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Agreement, irrespective of whether any action is brought against the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators or whether the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators are joined in any such action or actions. The liability of the Parent under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and the Parent hereby irrevocably waives any defenses (except for any defenses arising or accruing as a result of the gross negligence or willful misconduct of the Indemnified Parties) it may now or hereafter have in any way relating to, any or all of the following:

              (a) any lack of validity or enforceability of the Obligations or any Pool Receivable, any Receivable Interest or any Related Security, or of any Transaction Document or any other document relating thereto;

              (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations under the Transaction Documents or any other document relating thereto, or any other amendment or waiver of or any consent to departure from any Transaction Document or any other document relating thereto;


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              (c) any taking, exchange, release or nonperfection of or failure to transfer title to any asset or collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

              (d) any manner of application of any asset or collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any asset or collateral for all or any of the Obligations or any other obligations of the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators under the Transaction Documents or any other document relating thereto;

              (e) any change, restructuring or termination of the structure or existence of the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators;

              (f) any failure of any Indemnified Party to disclose to the Parent any information relating to the financial condition, operations, properties or prospects of the Seller or any of the Originators now or in the future known to such Indemnified Party (the Parent waiving any duty on the part of such Indemnified Party to disclose such information);

              (g) any impossibility or impracticality of performance, illegality, any act of any government, or any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Indemnified Party that might constitute a defense available to, or a discharge of, the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators or a guarantor o f the Obligations; or

              (h) any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 2.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time (x) any payment in connection with any of the Obligations is rescinded or must otherwise be returned by any Indemnified Party, or (y) any performance or observance of any Obligation is rescinded or otherwise invalidated, upon the insolvency, bankruptcy or reorganization of the Seller, the Servicer (if any Affiliate of the Parent is the Servicer) or any of the Originators or otherwise, all as though payment had not been made or as though such Obligation had not been performed or observed.

       SECTION 3. WAIVERS AND ACKNOWLEDGMENTS. (a) The Parent hereby waives promptness, diligence, notice of acceptance and any other notice (except to the extent that such other notice is expressly required to be given to the Parent by any Indemnified Party pursuant to any other Transaction Document) with respect to any of the Obligations and this Agreement and any other document related thereto, and any requirement that any Indemnified Party protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Seller, the Servicer (whether or not any Affiliate of the Parent is the Servicer) or any of the Originators or any other Person or any asset or collateral.

       (b) The Parent hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Obligations, whether existing now or in the future.

       SECTION 4. SUBROGATION. The Parent shall not exercise or assert any rights that it may now have or hereafter acquire against the Seller, the Servicer (to the extent the Parent is not the Servicer), or any of the Originators that arise from the existence, payment, performance or enforcement of the Parent's obligations under this Agreement or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification or any right to participate in any claim or remedy of any Indemnified Party against the Seller, such Servicer or any of the Originators or any asset or collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Seller, such Servicer or any of the Originators, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all amounts in connection with the Obligations and all amounts payable under this


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Agreement shall have been paid in full and all other amounts payable to the
Indemnified Parties under the Transaction Documents shall have been paid in full. If any amount shall be paid to the Parent in violation of the preceding sentence at any time prior to the later of (i) the payment in full of the Obligations and all other amounts payable under this Agreement and all amounts payable to the Indemnified Parties under the Transaction Documents and (ii) the Termination Date, such amount shall be held in trust for the benefit of the Indemnified Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Transaction Documents or to be held by the Administrative Agent as collateral security for any Obligations payable under this Agreement thereafter arising.

       SECTION 5. REPRESENTATIONS AND WARRANTIES. The Parent hereby represents and warrants as follows:

              (a) The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. Except where failure could not be a Material Adverse Event, the Parent (a) is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, approvals, permits, Authorizations, and franchises to use its assets and conduct its business as is now being, or is contemplated herein to be, conducted. The Seller and the Originators have obtained all Authorizations of the FCC and any applicable PUC necessary to conduct their businesses, and all such Authorizations are in full force and effect, without conditions, except such conditions as are generally applicable to holders of such Authorizations.

              (b) All of the issued and outstanding shares of common stock of the Seller and each of the Originators are owned, directly or indirectly, by the Parent, free and clear of any Adverse Claim.

              (c) The execution, delivery and performance by the Parent of each of this Agreement and the other Transaction Documents to which the Parent is a party, and the transactions contemplated hereby and thereby, are within the Parent's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Parent's charter or bylaws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award binding on or affecting the Parent or any of its properties, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Parent under, or result in or require the creation of any lien upon or security interest in any property of the Parent pursuant to the terms of, any credit or loan agreement, indenture, or other agreement or instrument binding on or affecting the Parent or any of its properties. Each of this Agreement and the other Transaction Documents to which the Parent is a party have been duly executed and delivered by the Parent.

              (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Parent of this Agreement or any of the other Transaction Documents to which the Parent is a party or to ensure the legality, validity or enforceability hereof or thereof.

              (e) Each of this Agreement and the other Transaction Documents to which the Parent is a party are the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

              (f) The consolidated balance sheet of the Parent and its subsidiaries as at December 31, 2001, and the related consolidated statements of income and cash flows of the Parent and its subsidiaries for the fiscal year then ended, in each case certified by Arthur Andersen LLP, independent public accountants, and the consolidated balance sheet of the Parent and its subsidiaries as at March 31, 2002, and the related consolidated statements of income and cash flows of the Parent and its subsidiaries for the three- month period then ended, each certified by a Senior Financial Officer of the Parent, copies of which have been furnished to the Administrative Agent and each Managing Agent, fairly present in all material respects, subject (in the case of such consolidated balance sheet as of March 31, 2002 and such consolidated statements of income and cash flows for the three months then ended) to year-end audit adjustments, the


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       consolidated financial condition of the Parent and its subsidiaries as at such dates and the consolidated results of the operations of the Parent and its subsidiaries for the period ended on such dates, all in accordance with GAAP and, since December 31, 2001, and except as set forth in (i) that certain Form 10-Q filed by and in respect of the Parent with the U.S. Securities and Exchange Commission (the "SEC") on or about May 15, 2002 (exclusive of, and without giving effect to, the financial statements contained in such Form 10-Q, but inclusive of, and giving effect to, the footnotes related to such financial statements) and (ii)
       Schedule V to the Purchasers Agreement, there has been no material adverse change in such condition or operations of the Parent, or the ability of the Parent to perform its obligations hereunder or under any other Transaction Document to which it is a party.

              (g) There is no pending or, to the knowledge of the Parent, threatened action, suit or proceeding affecting the Parent or any of its subsidiaries, or its property or the property of any of its subsidiaries, before any court, governmental agency or arbitrator that, if determined adversely to the Parent or any such subsidiary, could be a Material Adverse Event, or that purports to affect the legality, validity or enforceability of this Agreement or any of the other Transaction Documents to which the Parent is a party.

              (h) Each Monthly Report, Weekly Report, Daily Report and Receivables Activity Report (in each case if prepared by the Parent or any Affiliate thereof, or to the extent that information contained therein is supplied by the Parent or any Affiliate thereof), and each notice or other written item of information, exhibit, financial statement, document, book, record or report, furnished or to be furnished at any time by the Parent or any Affiliate thereof to any Indemnified Party in each case in connection with any Transaction Document is or will be accurate in all material respects as of its date or as of the date so furnished, and no such report or document contains or will contain any untrue statement of a material fact or omits to state, or will omit to state, as of its date of delivery or the date so furnished, a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

              (i) There are no conditions precedent to the effectiveness of this Agreement or any of the other Transaction Documents to which the Parent is a party that have not been satisfied or waived.

              (j) The obligations of the Parent under this Agreement and each of the other Transaction Documents to which the Parent is a party do rank and will rank at least PARI PASSU in priority of payment and in all other respects with all other unsecured Debt of the Parent.

              (k) The Parent is neither a "holding company" nor a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Neither the Parent nor any of its Affiliates is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

              (l) [Intentionally Omitted.]

              (m) (i) No Plan has incurred an accumulated funding deficiency, as defined in Section 302 of ERISA and Section 412 of the Code, (ii) neither the Parent nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to a Plan in connection with any such Plan, (iii) neither the Parent nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (iv) the Parent has not engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which would be a Material Adverse Event, and
       (v) no Reportable Event has occurred which is likely to result in the termination of a Plan. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Plan (based on those actuarial assumptions used to fund such Plan) did not, as of the last annual valuation date for the 1998 plan year of such Plan, exceed the value of the assets of such Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Plans (based on the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the 1998 plan year of each such Plan, exceed the value of the assets of all such Plans.


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       SECTION 6. COVENANTS. The Parent covenants and agrees that, until the date that occurs 365 days after the latest of (i) the Facility Termination Date,
(ii) the Commitment Termination Date, and (iii) the date on which no Capital of any Receivable Interest shall be outstanding and no Yield, fees or other amounts remain unpaid under either of the Amended and Restated Receivables Agreements, the Parent will, unless all the Managing Agents and the Banks shall otherwise consent in writing:

              (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with the provisions of all Laws applicable to it, including, without limitation, all rules and regulations promulgated by the FCC or any applicable PUC.

              (b) PRESERVATION OF CORPORATE EXISTENCE, ETC. At all times (i) maintain its existence and good standing in the jurisdiction of its organization (PROVIDED, HOWEVER, that the Parent may consummate any merger or consolidation permitted under Section 6(e)) and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business could be a Material Adverse Event; (ii) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (iii) keep all of its assets which are used in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, except where the failure to do so would not be a Material Adverse Event; and (iv) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by the FCC or any applicable PUC which may at any time and from time to time be necessary for the Parent and its consolidated subsidiaries to operate their businesses in compliance with applicable Law, where the failure to so renew, extend, or continue in effect could be a Material Adverse Event.

              (c) INSPECTIONS. On and after the occurrence of any Event of Termination or Potential Event of Termination, allow the Administrative Agent or any Managing Agent or any Bank (or their respective agents or representatives) to inspect any of the properties of the Parent or any of its consolidated subsidiaries, to review reports, files, and other records of the Parent or any of its consolidated subsidiaries and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of the affairs, conditions, and finances of the Parent or any of its consolidated subsidiaries with the other creditors, directors, officers, employees, other representatives, and independent accountants of the Parent and its consolidated subsidiaries, from time to time, during reasonable business hours, as often as may be desired, and all at the expense of the Parent.

              (d) REPORTING REQUIREMENTS. Furnish to the Administrative Agent:

                     (i) Promptly after preparation, and no later than 110 days after the last day of each fiscal year of the Parent, Financial Statements showing the consolidated financial condition and results of operations calculated for the Parent and its consolidated subsidiaries (or in lieu thereof the Form 10-K of the Parent and its consolidated subsidiaries filed with the SEC for such fiscal year), accompanied by the unqualified opinion of a firm of nationally recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly in all material respects the consolidated financial condition and results of operations of the Parent and its consolidated subsidiaries (PROVIDED, HOWEVER, that no such Financial Statements shall be required if such Financial Statements are available on the SEC's Electronic Data Gathering, Analysis and Retrieval database);

                     (ii) Promptly after preparation, and no later than 65 days after the last day of each fiscal quarter of the Parent (other than the fourth fiscal quarter of each fiscal year), Financial Statements showing the consolidated financial condition and results of operations calculated for the Parent and its consolidated subsidiaries subject to year end audit adjustment (or in lieu thereof the Form 10-Q of the Parent and its consolidated subsidiaries filed with the SEC for such fiscal quarter) (PROVIDED, HOWEVER, that no such Financial Statements shall be required if such Financial Statements are available on the SEC's Electronic Data Gathering, Analysis and Retrieval database);


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                     (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination and each Potential Event of Termination, a statement of a Senior Financial Officer of the Parent setting forth details of such Event of Termination or Potential Event of Termination and the action that the Parent has taken and proposes to take with respect thereto;

                     (iv) promptly after the sending or filing thereof, copies
              of all reports that the Parent sends to any of its securityholders, and copies of all reports and registration statements that the Parent files with the SEC (PROVIDED, HOWEVER, that no such copies shall be required with respect to any such reports and registration statements which are available on the SEC's Electronic Data Gathering, Analysis and Retrieval database);

                     (v) promptly upon its receipt of any notice, request for
              consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Administrative Agent or any Managing Agent, copies of the same;

                     (vi) as soon as possible and in any event within five days of the Parent's knowledge thereof, notice of (A) any litigation, investigation or proceeding against the Parent or any of its Affiliates which may exist at any time and which, in the reasonable judgment of the Parent, could have a material adverse effect on the financial condition or results of operations of the Parent, impair the ability of the Parent to perform its obligations under this Agreement, or materially adversely affect the collectibility of the Pool Receivables, and (B) any material adverse development in any such previously disclosed litigation, investigation or proceeding;

                     (vii) promptly after the Parent knows or has reason to know of any of the following events, notice of such event: (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of the Parent to the PBGC in an aggregate amount exceeding $100,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Plan or Plans; (C) the Parent's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to any Plan; or (D) the receipt by the Parent or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $100,000,000 or of the impending termination or reorganization of such Multiemployer Plan;

                     (viii) promptly after the Parent knows or has reason to
              know that any of the Parent's long-term public senior unsecured and unguaranteed debt securities shall have been downgraded in rating by S&P or Moody's or placed on CreditWatch with negative implications (or any equivalent status) by S&P or Moody's, notice of such downgrade or placement; and

                     (ix) such other information, documents, records or reports respecting the condition or operations, financial or otherwise, of the Parent or any of its subsidiaries as the Administrative Agent or any Managing Agent may from time to time reasonably request.

              (e) STOCK OWNERSHIP. Continue to own, directly or indirectly, all of the issued and outstanding shares of the capital stock of the Seller and each of the Originators free and clear of any Adverse Claim.

              (f) MERGER, ETC. Not merge into or consolidate with any Person or permit any Person to merge into it, unless, in each case, (i) such merger or consolidation is permitted under and in accordance with the WORLDCOM Credit Agreement and (ii) the corporation formed by such consolidation or into which the Parent shall be merged shall, at the effective time of such merger or consolidation, assume the Parent's obligations under this Agreement and the other Transaction Documents to which it is a party in a writing reasonably satisfactory in form and substance to the Managing Agents.

              (g) TAXES. File all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

       SECTION 7. PAYMENTS FREE AND CLEAR OF TAXES, ETC. (a) Any and all payments by the Parent hereunder shall be made free and clear of and without deduction for any and all present or future Taxes. If the Parent or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Indemnified Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Parent or the Administrative Agent shall make such deductions and (iii) the Parent or the Administrative Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

              (b) In addition, the Parent shall pay any present or future Other Taxes that arise from any payment made hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement.

              (c) The Parent shall indemnify each Indemnified Party for and hold it harmless against the full amount of Taxes and Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 7) imposed on or paid by such Indemnified Party and any liability (including penalties, additions to tax, interest and expenses other than those incurred as a result of actions by such Indemnified Party constituting the gross negligence or willful misconduct of such Indemnified Party except to the extent that such actions shall have been approved by or directed to be taken by the Parent or any of its Affiliates) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor (with a copy to the Administrative Agent).

              (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Parent shall furnish to the Administrative Agent, at its address referred to in Section 9, the original or a certified copy of a receipt evidencing payment thereof.

              (e) Without prejudice to the survival of any other agreement of the Parent hereunder, the agreements and obligations of the Parent contained in this Section 7 shall survive any termination of the Amended and Restated Receivables Agreements.

       SECTION 8. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the Parent herefrom shall be effective unless in a writing signed by each Managing Agent (and, in the case of any amendment, also signed by the Parent), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 9. ADDRESSES FOR NOTICES. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, (i) to the Parent, at its address set forth under its name on the signature page hereof, (ii) to each Indemnified Party, at its address specified in the Amended and Restated Receivables Agreements to which it is a party, or (iii) to any party hereto at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

       SECTION 10. NO WAIVER, REMEDIES. No failure on the part of any Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 11. CONTINUING AGREEMENT, ASSIGNMENTS UNDER AMENDED AND RESTATED RECEIVABLES AGREEMENTS. This Agreement is a continuing agreement and shall, subject to the reinstatement provisions contained in Section 2, (a) remain in full force and effect until the later of (i) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement and (ii) the Termination Date, (b) be binding upon the Parent, its successors and permitted assigns, and (c) inure to the benefit of and be enforceable by, the Indemnified Parties and each of their respective successors and permitted transferees and assigns. Without limiting the generality of clause
(c) of the immediately preceding sentence, (A) any Purchaser, Bank or other Member or Owner may assign all or any of its Receivable Interests under the applicable Amended and Restated Receivables Agreement to any Eligible Assignee, and (B) the Administrative Agent or any Managing Agent or any Group Managing Agent may be replaced pursuant to the provisions of the Amended and Restated Receivables Agreements, and such Eligible Assignee, such replacement Administrative Agent, such replacement Managing Agent or such replacement Group Managing Agent shall thereupon become vested with all the benefits in respect thereof granted to such Owner, the Administrative Agent, such Managing Agent or such Group Managing Agent, as the case may be, herein or otherwise. The Parent shall not have the right to assign this Agreement or any or all of its rights or obligations hereunder or any interest herein to any Person except either (i) in connection with a merger or consolidation permitted under Section 6(e) or (ii) with the prior written consent of each Managing Agent and each Bank.

       SECTION 12. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents to which the parties hereto are a party contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to the subject matter hereof.

       SECTION 13. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 14. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

              (b) The Parent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Parent hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Parent agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Transaction Document in the courts of any jurisdiction.

              (c) The Parent irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. The Parent hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

              (d) THE PARENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION

       DOCUMENTS, THE PURCHASES OR THE ACTIONS OF ANY INDEMNIFIED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

       SECTION 15. AMENDMENT AND RESTATEMENT. This Agreement amends and restates in its entirety the Amended and Restated Undertaking Agreement, dated as of March 26, 2002 entered into by the Parent in favor of the Administrative Agent and certain other entities named therein (the "AMENDED AND RESTATED AGREEMENT"). The terms and provisions of the Amended and Restated Agreement shall, subject to this Section 15, be superseded hereby. Notwithstanding the amendment and restatement of the Amended and Restated Agreement by this Agreement, the Parent shall continue to be liable to the Indemnified Parties (as defined in the Amended and Restated Agreement) with respect to agreements on the part of the Parent under the Amended and Restated Agreement to indemnify any of such Indemnified Parties in connection with events or conditions arising or existing prior to the date hereof. This Agreement is given in substitution for the Amended and Restated Agreement. Each reference to the Amended and Restated Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement. This Agreement is not a novation. Nothing contained herein or in any of the other Transaction Documents, unless expressly herein or therein stated to the contrary, is intended to amend, modify or otherwise affect any other instrument, document or agreement executed and/or delivered in connection with the Amended and Restated Agreement. All amounts outstanding under the Amended and Restated Agreement immediately prior to giving effect to this Agreement to each Indemnified Party (as defined in the Amended and Restated Agreement) or each Indemnified Party (as defined herein) shall be deemed to be outstanding under this Agreement.

       IN WITNESS WHEREOF, the Parent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    WORLDCOM, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    Address: 1133 19th Street, N.W.
                                             Washington, D.C.  20036
                                             Attn:  Margaret Barry
                                             Senior Manager, Treasury Operations
                                    Fax:     (202) 736-6697